Exhibit 99.1

FOR IMMEDIATE RELEASE

LiveWire to Become the First Publicly Traded EV Motorcycle Company in the U.S.

Through Merger with AEA-Bridges Impact Corp.

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Transaction net proceeds of $545 million* will fund LiveWire’s strategic plan to accelerate its go-to-market model, invest in new product development, and enhance global manufacturing & distribution capabilities

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LiveWire will benefit from industry-leading strategic partners – Harley-Davidson and KYMCO, a leading global powersports company headquartered in Taiwan – by leveraging their engineering expertise, manufacturing footprint, distribution, supply chain infrastructure and global logistics capabilities

•	LiveWire pro forma enterprise value of approximately $1.77 billion

•	Harley-Davidson and ABIC to Host a Joint Conference Call Today at 8:30 AM ET

MILWAUKEE, NEW YORK and LONDON, December 13, 2021 – Harley-Davidson, Inc. (“Harley-Davidson”) (NYSE: HOG), the world’s most desirable motorcycle company, and AEA-Bridges Impact Corp. (“ABIC”) (NYSE: IMPX), a special purpose acquisition company with a dedicated sustainability focus, sponsored by executives of AEA Investors and Bridges Fund Management, today announced that they have entered into a definitive business combination agreement under which ABIC will combine with LiveWire (the “Company”), Harley-Davidson’s electric motorcycle division, to create a new publicly traded company. Its common stock is expected to be listed on the New York Stock Exchange under the symbol “LVW”.

LiveWire plans to redefine motorcycling as the industry-leading, all-electric motorcycle company, with a focus on the urban market and beyond. As a strong and desirable brand with growing global recognition, LiveWire plans to develop the technology of the future and to invest in the capabilities needed to lead the transformation of motorcycling. LiveWire will draw on its DNA as an agile disruptor from the lineage of Harley-Davidson, capitalizing on a decade of learnings in the EV sector and the iconic heritage of the most desirable motorcycle brand in the world.

Jochen Zeitz, Chairman, President and CEO of Harley-Davidson:

“Today’s announcement is a historic milestone with LiveWire set to become the first publicly traded EV motorcycle company in the U.S. By building on Harley-Davidson’s 118-year lineage, LiveWire’s mission is to be the most desirable electric motorcycle brand in the world, leading the electrification of the sport. This transaction will give LiveWire the freedom to fund new product development and accelerate its go-to-market model. LiveWire will be able to operate as an agile and innovative public company while benefitting from the at-scale manufacturing and distribution capabilities of its strategic partners, Harley-Davidson and KYMCO.”

John Garcia, Chairman and Co-CEO of AEA-Bridges Impact Corp:

“We are at the confluence of two seminal shifts impacting the industry – vehicle electrification and sustainability. LiveWire is well-positioned to become the premier sustainable electric motorcycle brand and redefine the industry by leveraging the manufacturing and distribution expertise of Harley-Davidson and KYMCO. We’re excited to partner with Harley-Davidson and the LiveWire team to help define the future of electric motorcycles as the industry continues its rapid transformation.”

Together, Harley-Davidson, ABIC and KYMCO, believe in the future of LiveWire as a dedicated electric brand with the ability to lead, grow and revolutionize the electric motorcycle industry and beyond.

LiveWire:

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Building on a 10-year journey within Harley-Davidson and established as a separate division in 2019, LiveWire is an industry leading, all-electric motorcycle brand with a focus on the urban market, and a mission to pioneer the electric motorcycle space and beyond.

•	LiveWire will develop the technology of the future and will invest in the capabilities needed to lead the transformation of motorcycling.

•	As a pure-play EV brand with first-mover advantage, LiveWire has brand presence in North America and Europe, with planned expansion into additional markets including Asia.

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LiveWire has a deep track record of R&D investments and a clearly defined strategy to capture increasing market share and consumer adoption in the growing two-wheel EV transition, following significant investment to date.

•	LiveWire has a compelling financial profile with a robust new product pipeline with breakthrough technology and features, and a clear path to attractive long-term profitability.

•	LiveWire will also include STACYC, the all-electric balance bikes for kids.

Strategic Rationale:

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LiveWire will benefit from its industry-leading strategic partners, leveraging Harley-Davidson and KYMCO’s engineering expertise, manufacturing footprint, distribution, supply chain infrastructure and global logistics capabilities.

•	LiveWire will be the first public EV motorcycle company in the U.S. with its products designed and developed in America.

•	LiveWire will expand its own product portfolio while focusing on the rapidly developing future of EV, ensuring that future technology is applicable to Harley-Davidson’s core segments.

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EV is an integral part of The Hardwire, Harley-Davidson’s 2021-2025 strategic plan to achieve long-term profitable growth and shareholder value creation. The transaction provides the required focus and investment necessary to win in electric.

Transaction Overview:

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The transaction will be financed by ABIC’s $400 million cash held in trust*, a $100 million investment from Harley-Davidson, and a $100 million investment from KYMCO, through a PIPE (private investment in public equity).

•	The combined company is expected to have an enterprise value of approximately $1.77 billion and post-money equity value of approximately $2.31 billion at closing.

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Jochen Zeitz, Chairman, President and CEO of Harley-Davidson, will be Chairman and serve as Acting CEO of LiveWire for up to two years following completion of the transaction. Ryan Morrissey will serve as President of LiveWire.

•	LiveWire’s Board of Directors will include independent directors in addition to representation from Harley-Davidson and ABIC.

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The net cash proceeds will be used to fund LiveWire’s strategic plan to accelerate its go-to-market strategy, invest in new product development, and enhance its global manufacturing and distribution capabilities.

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Upon closing of the transaction, Harley-Davidson will retain an equity interest in the Company of approximately 74%, ABIC’s shareholders will own approximately 17%, and ABIC’s founders and KYMCO will own approximately 4% each*.

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As the majority shareholder in LiveWire following the transaction, Harley-Davidson will continue to consolidate LiveWire’s results of operations for GAAP financial reporting purposes. LiveWire will be reported as a separate segment within Harley-Davidson’s financials with GAAP disclosures recognizing amounts attributable to the noncontrolling interests.

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The transaction, which has been approved by the boards of directors of both Harley-Davidson and ABIC, is expected to close in the first half of 2022, and is subject to the approval of ABIC shareholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the Business Combination Agreement and the investor presentation, will be provided in a Current Report on Form 8-K to be filed by AEA-Bridges Impact Corp. with the SEC and available at www.sec.gov.

*Assuming no redemptions by ABIC’s shareholders

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Harley-Davidson, and Latham & Watkins LLP is serving as legal counsel. Credit Suisse Securities (USA) LLC is serving as financial advisor and capital markets advisor to ABIC. Citigroup Global Markets Inc. is serving as capital markets advisor to ABIC. Kirkland & Ellis LLP is acting as legal counsel to ABIC.

Investor Conference Call

Harley-Davidson and ABIC will host a conference call today at 8:30 a.m. ET to discuss the transaction. The webcast login and supporting slides can be accessed at http://investor.harley-davidson.com/news-and-events/events-and-presentations. For those unable to participate in the live call, a replay of the webcast will be available at http://investor.harley-davidson.com/news-and-events/events-and-presentations.

Additional Information about the Transactions and Where to Find It

In connection with the proposed business combination between LiveWire and ABIC (the “Business Combination”), LW EV Holdings, Inc. (“HoldCo”) and ABIC intend to file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) as co-registrants that includes a preliminary proxy statement/prospectus of ABIC and a preliminary prospectus of HoldCo, and after the Registration Statement is declared effective, ABIC will mail a definitive proxy statement/prospectus relating to the Business Combination to ABIC’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the Securities and Exchange Commission (“SEC”), will contain important information about the Business Combination and the other matters to be voted upon at a meeting of ABIC’s shareholders to be held to approve the Business Combination (and related matters). This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. H-D, HoldCo and ABIC may also file other documents with the SEC regarding the Business Combination. ABIC shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about H-D, HoldCo, ABIC, LiveWire and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to ABIC shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by ABIC through the website maintained by the SEC at www.sec.gov, or by directing a request to AEA-Bridges Impact Corp., PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102 Cayman Islands.

Participants in the Solicitation

ABIC, H-D, LiveWire and their respective directors and officers may be deemed participants in the solicitation of proxies of ABIC shareholders in connection with the Business Combination. ABIC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ABIC. A description of their interests in ABIC is contained in ABIC’s final prospectus related to its initial public offering, dated October 1, 2021 and in ABIC’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ABIC shareholders in connection with the Business Combination and other matters to be voted upon at the ABIC shareholder meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that ABIC and HoldCo intend to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning ABIC’s, H-D’s or LiveWire’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on ABIC’s, H-D’s or LiveWire’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside H-D’s, LiveWire’s or ABIC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against ABIC, H-D, LiveWire or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ABIC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement or backstop transactions contemplated by the Business Combination Agreement and related agreements, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of LiveWire or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of LiveWire to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for ABIC to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of ABIC’s securities and the attractiveness of the Business Combination to investors; (k) the possibility that H-D, LiveWire and ABIC may be adversely affected by other economic, business, and/or competitive factors; (l) H-D’s ability to execute its business plans and strategies, including The Hardwire, (m) LiveWire’s estimates of expenses and profitability and (n) other risks and uncertainties indicated from time to time in the final prospectus of ABIC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by H-D, HoldCo or ABIC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and H-D, LiveWire, Holdco and ABIC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither H-D, LiveWire, Holdco nor ABIC gives any assurance that either LiveWire or ABIC will achieve its expectations.

Disclaimer

This communication relates to a proposed business combination between LiveWire and ABIC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Harley-Davidson

Harley-Davidson, Inc. is the parent company of Harley-Davidson Motor Company and Harley-Davidson Financial Services. Our vision: Building our legend and leading our industry through innovation, evolution and emotion. Our mission: More than building machines, we stand for the timeless pursuit of adventure. Freedom for the soul. Our ambition is to maintain our place as the most desirable motorcycle brand in the world. Since 1903, Harley-Davidson has defined motorcycle culture by delivering a motorcycle lifestyle with distinctive and customizable motorcycles, experiences, motorcycle accessories, riding gear and apparel. Harley-Davidson Financial Services provides financing, insurance and other programs to help get riders on the road. www.harley-davidson.com.

About AEA-Bridges Impact Corp.

AEA-Bridges Impact Corp. is a newly incorporated exempt company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with a target business. ABIC may pursue a business combination target in any industry or geographic region and will invest using the lens of the UN Sustainable Development Goals, which reflect social and environmental mega-trends that are re-shaping our world. www.aeabridgesimpactcorp.com

About KYMCO

KYMCO is a global powersport group with a presence in over 100 countries. Our products include scooters, motorcycles, ATVs and utility vehicles. Sustainability has been at the heart of everything we do. This unwavering devotion has driven KYMCO’s electrification endeavor for over 20 years. We are on a mission to create personal vehicles that win the hearts of consumers all over the world. Learn more about KYMCO at www.kymco.com

Contacts:

Harley-Davidson

Media

George Prassas, george.prassas@Harley-Davidson.com, +44.7752.080.383

Jenni Coats, jenni.coats@Harley-Davidson.com, +1.414.343.7902

Or

Sard Verbinnen & Co

Jared Levy / Stephen Pettibone / Devin Broda

LiveWire-SVC@sardverb.com, +1.212.687.8080

Investors

Shawn Collins, shawn.collins@Harley-Davidson.com, +1.414.343.8002

AEA-Bridges Impact Corp.

Joele Frank, Wilkinson Brimmer Katcher

Jon Keehner / Tim Ragones / Erik Carlson

AEA-Bridges-JF@joelefrank.com, +1.212.355.4449

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